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Exhibit 99.186

OFFICE OF THE UNITED STATES TRUSTEE

IN RE:	)	DEBTOR IN POSSESSION OPERATING REPORT
)
SNTL CORPORATION (formerly SUPERIOR NATIONAL INSURANCE GROUP	)	REPORT NUMBER 25 Page 1 of 3
	)	FOR THE PERIOD FROM: 01-Apr-02
DEBTOR	)	TO: 30-Apr-02
)
CHAPTER 11 CASE NO. SV00-14099-GM	)
1. Profit and Loss Statement		Please see Attached Schedule A
A. Related to Business Operations:
Gross Sales

Less Sales Returns and Discounts

Net Sales

Less: Cost of Goods Sold
Beginning Inventory at Cost

Add: Purchases

Less: Ending Inventory at Cost

Cost of Goods Sold

Gross Profit

Other Operating Revenue (Specify)

Less: Operating Expenses
Officer Compensation

Salaries & Wages—Other Employees

Total Salaries & Wages

Employee Benefits

Payroll Taxes

Real Estate Taxes

Federal and State Income Taxes

Total Taxes

Rent and Lease Exp. (Real and Personal Property)

Interest Expense (Mortgage, Loan, etc.)

Insurance

Automobile Expense

Utilities (Gas, Electric, Water, Telephone, etc.)

Depreciation and Amortization

Repairs and Maintenance

Advertising

Supplies, Office Expenses, Photocopies, etc.

Bad Debts

Miscellaneous Operating Expenses (Specify)

Total Operating Expenses

Net Gain/(Loss) from Business Operations

B. Not Related to Business Operations

Income:
Interest Income

Other Non-Operating Revenues (Specify)

Gross Proceeds on Sale of Assets

Less: Original Cost of Assets plus Expenses of Sale

Net Gain/(Loss) on Sale of Assets

Total Non-Operating Income

Expenses Not Related to Business Operations:
Legal and Professional Fees

Other Non-Operating Revenues (Specify)

Total Non-Operating Expenses

NET INCOME /(LOSS) FOR PERIOD

Revised April 1989		OPERATING REPORT	UST-4

DEBTOR IN POSSESSION OPERATING REPORT NO. 25

2.
Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

		Accounts Payable	Accounts Receivable
Current	Under 30 days	$0	$0
Overdue	31 - 60 days	$0	$0
Overdue	61 - 90 days	PLEASE SEE ATTACHED SCHEDULE B
Overdue	91 - 120 days	$0	$0
Overdue	121 + days	$0	$0
Total		$0	$0
3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE
4.
Tax Liability:

Gross Payroll Expense For Period	$351,792
Gross Sales for Period Subject to Sales Tax	$0
	Date Paid	Amount Paid*	Post Petition Taxes Still Owing
Federal Payroll and Withholding Taxes	4/15/02 & 4/30/02	$113,089	0
State Payroll and Withholding Taxes	4/15/02 & 4/30/02	$22,828	0
State Sales and Use Tax	N/A	$0	N/A
Real Property Taxes	N/A	$0	N/A

    ALL PAYROLL TAXES PAID BY ADP

    *Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.
Insurance Coverage

	Carrier/ Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Worker's Compensation	See Schedule D
Liability	See Schedule E
Fire and Extended Coverage	See Schedule E
Property	See Schedule E
Theft	See Schedule E
Life (Beneficiary: )	See Schedule E
Vehicle	See Schedule E
Other	See Schedule E

DEBTOR IN POSSESSION OPERATING REPORT NO. 25

6.
Questions:

A.
Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

    ☐: Yes Explain:

    ☒:No

  B.
  Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

    ☐: Yes Explain:

    ☒: No

7.
Statement of Unpaid Professional Fees (Post-Petition Only):

Name of Professional	Type Professional	Post-Petition Unpaid Total
See Schedule F
8.
Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9.
Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period Ending	Quarterly Disbursements for Quarter	Quarterly Fee	Date Paid	Amount Paid	Check No.	Quarterly Fee Still Owing
03/31/2002	$461,605	$3,750	04/29/2002	$3,750.00	1347

I, Alex Corbett—Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 5/23/2002                        Signed: /s/ ALEX CORBETT

SCHEDULE A

SNTL, SNTLHC, SNIA and SNIS
Schedule of Operations
One Month ended April 30, 2002
[Bankruptcy filed April 26, 2000]
[unaudited]

(In thousands)	SNTL (formerly SNIG)		SNTLHC (formerly BIG)	SNIA	SNIS	Elimination	Consolidated Total
Revenues:
Net investment income	$1		$—	$—	$8	$—	$9
Other income	567	(B)	—	—	—	—	567

Total Revenues	568		—	—	8	—	576

Expenses:
Interest expense	624		—	—	—	—	624
General and administrative
Other	(186)		4	179	1,059	—	1,056

Total Expenses	438		4	179	1,059	—	1,680

Income (loss) before income taxes and preferred securities dividends and accretion	130		(4)	(179)	(1,051)	—	(1,104)
Income tax (benefit) expense	(132	)(A)	—	—	—	—	(132)

Income (loss) before preferred securities dividends and accretion	262		(4)	(179)	(1,051)	—	(972)
Preferred securities dividends and accretion	(1,194)		—	—	—	—	(1,194)
Expenses not related to business operations:
Legal and Professional Fees	(187)		(1)	—	—	—	(188)
Other non-operating expenses	(4)		(3)	(1)	(8)	—	(16)

	(1,123)		(8)	(180)	(1,059)	—	(2,370)
Equity in net income (loss) from subsidiaries	(1,248)		(1,240)	—	—	2,487	(1)

Net (Loss) Income	$(2,371)		$(1,248)	$(180)	$(1,059)	$2,487	$(2,371)

(A)
In April 2002, SNTL Corporation received a $132K tax refund from the State of Delaware.

(B)
On April 19, 2002, SNTL Corporation received $567K from Arthur Andersen for litigation settlement.

SCHEDULE B

SNTL Corporation and Subsidiaries in Bankruptcy
Aging of Accounts Payable and Receivable
As of April 30, 2002

SNTL Corporation
(formerly Superior National Insurance Group)

		Non-Intercompany Accounts			Intercompany Accounts
		Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current	Under 30 days	796,803	1,000		—	742,774
Overdue	31 - 60 days	592,993	—		—	808,050
Overdue	61 - 90 days	781,174	—		64,359	306,168
Overdue	91 - 120 days	46,485	13,193		206,942	68,882
Overdue	121 + days	954,510	65,137		5,237,080	2,168,219	(E)

Total		$3,171,995	$79,330	[A]	$5,508,381	$4,094,093

SNTL Holdings Corporation
(formerly Business Insurance Group)

		Non-Intercompany Accounts			Intercompany Accounts
		Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current	Under 30 days	—	—		—	—
Overdue	31 - 60 days	—	—		—	—
Overdue	61 - 90 days	—	—		—	443,180
Overdue	91 - 120 days	—	—		—	206,942
Overdue	121 + days	—	0		—	20,200,924	(E)

Total		$—	$0	(D)	$—	$20,851,047

Superior National Insurance Services

		Non-Intercompany Accounts		Intercompany Accounts
		Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current	Under 30 days	318,625	(0)	621,210	46,731
Overdue	31 - 60 days	—	(0)	700,606	—
Overdue	61 - 90 days	2	0	490,379	—
Overdue	91 - 120 days	(0)	(0)	0	—
Overdue	121 + days	36,455	4,642,173	0	386,657

Total		$355,082	$4,642,173 [B]	$1,812,195	$433,388

Superior National Insurance Administrators

		Non-Intercompany Accounts			Intercompany Accounts
		Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current	Under 30 days	111,180	—		168,295	—
Overdue	31 - 60 days	—	—		107,444	—
Overdue	61 - 90 days	—	—		194,611	—
Overdue	91 - 120 days	(0)	—		68,882	—
Overdue	121 + days	—	0		2,527,361	98,383

Total		$111,180	$0	[C]	$3,066,593	$98,383

Consolidated

		Non-Intercompany Accounts		Intercompany Accounts
		Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current	Under 30 days	1,226,608	1,000	789,505	789,505
Overdue	31 - 60 days	592,993	(0)	808,050	808,050
Overdue	61 - 90 days	781,176	0	749,349	749,348
Overdue	91 - 120 days	46,485	13,193	275,823	275,823
Overdue	121 + days	990,965	4,707,311	7,764,441	22,854,183

Total		$3,638,227	$4,721,503	$10,387,169	$25,476,911

[A]
Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B]
Amounts shown in accounts receivable do not include $13.8 million commissions receivable that were written off in December 2001. Nevertheless, Debtor continues to assert its ownership of these commissions receivable and will continue to pursue its rights of offset and other methods to effectuate collection.

[C]
Amounts shown in accounts receivable do not include $7.1 million commissions receivable that were written off in December 2001. Nevertheless, Debtor continues to assert its ownership of these commissions receivable and will continue to pursue its rights of offset and other methods to effectuate collection.

[D]
Amounts shown in accounts receivable do not include $0.6 million receivable that was written off in December 2001. Nevertheless, Debtor continues to assert its ownership of this receivable and will continue to pursue its rights of offset and other methods to effectuate collection.

[E]
Amounts include a payment of $5.4 million pursuant to an Order Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The $5.4 million was paid from BIG for interest expense accrued on SNIG.

SCHEDULE C
APRIL 30, 2002

SNTL (formerly SNIG)

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNTLHC (formerly BIG)

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIA

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SCHEDULE D

SNTL Corporation and Subsidiaries in Bankruptcy
Debtor in Possession
Insurance Coverage
April 30, 2002

State	Carrier	Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Arizona	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	12-Jul-02	12-Jul-02
California	State Compensation Insurance Fund	Hogan Insurance	Statutory	01-Jun-02	30-Apr-02
Colorado	Pinnacol Assurance	Di Buduo & De Fendis Insurance Group	Statutory	01-Jun-02	01-Jun-02
Illinois	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	12-Jul-02	12-Jul-02
Kansas	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	11-Aug-02	11-Aug-02
Missouri	Travelers Property & Casualty	Di Buduo & De Fendis Insurance Group	Statutory	02-Jun-02	02-Jun-02
New Jersey	Granite State Insurance Company	Di Buduo & De Fendis Insurance Group	Statutory	02-Jun-02	02-Jun-02
New York	The State Insurance Fund (N.Y.)	Hogan Insurance	Statutory	01-Jun-02	01-Jun-02
Oklahoma	First American Insurance Company	IRAA (MGA)	Statutory	15-Nov-02	15-Nov-02
Pennsylvania	State Workmens' Insurance Fund	Di Buduo & De Fendis Insurance Group	Statutory	03-Jun-02	03-Jun-02
Texas	Texas Mutual	Hogan Insurance	Statutory	15-Nov-02	15-Nov-02
Virginia	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	11-Aug-02	11-Aug-02

Note 1:	Within all of the policies identified above the following entities are covered for Workers' Comp.: SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIA, and SNIS.
Note 2:	A Virginia employee was added to the Kansas policy
Note 3:	The AZ, ILL policy was renewed and the AR & GA states were removed
Note 4:	California is a monthly reporting policy. At the conclusion of each month we receive a voluntary payroll report request. We complete the report, calculate the premium and remit the premium after the fact.

April 30, 2002 Company	Agent	Type of Insurance	Amount of Coverage	Policy Exp. Date	SCHEDULE E Premium paid thru date
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Commercial General Liability Package BWCP 001385 General Liability Advertising Injury Employee Benefit Liability	$1 million per occurrence $2 million aggregate excluded $1 million per claim $1 million aggregate	11/01/2002	11/01/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Automobile (non-owned) RPC 435072 Liability Physical Damage/Comp/Collision	$1 million $30,000 $100 deductible comp/ $250 collision	11/01/2002	11/01/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Carpenter Moore	Directors & Officers (run-off) Hartford Lloyd's of London Gulf Insurance Company Executive Risk Indemnity Philadelphia Indemnity	$5,000,000 $5,000,000 xs $5,000,000 $10,000,000 xs $10,000,000 $10,000,000 xs $20,000,000 $10,000,000 xs $30,000,000	05/01/2003	05/01/2003
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Employment Practice Liability	$1 million per loss & in the aggregate	01/15/2003	01/15/2003
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Commercial Umbrella—CUBW 793401 Evanston Insurance Company	$10 million per occurrence $10 million aggregate	11/01/2002	11/01/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Excess Liability United National Insurance XTA0000927	$10 million per occurrence $10 million aggregate	11/01/2002	11/01/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Andreini & Co	Accident Policy (Trip/Travel) Hartford	$500,000 to $1,000,000 $5 million aggregate (single accident)	12/31/2002	12/31/2002
SNTL CORP & Sub's	Hogan Insurance	Professional Liability—(Binder) Indian Harbor Insurance ELU 8286301	$1 million per occurrence $1 million aggregate	08/08/2002	08/08/2002
BIG only	DiBudio & DeFendis	Professional Liability Run Off BIG companies only/acts b/f 12-10-99 *$500,000 deductible	$10 million per loss & in the aggregate	12/10/2004	12/10/2004

SCHEDULE F
April 30, 2002

SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, SNIA

Name of Professional	Type Professional	Post-Petition Unpaid Total
Paul, Weiss, Rifkind, Wharton & Garrison	Legal fees	$89,629	Note A
Latham & Watkins	Counsel for Official Committee of Unsecured Creditors	$392,654	Note A
Steve Eldrige	Tax consulting	$7,980
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special litigation counsel	$2,057,553	Note A
Mannat Phelps	Legal fees	$188,032	Note A & E
KPMG LLP	Audit & consulting fees	$661,408	Note A
Riordan & McKinzie	Corporate counsel	$123,205	Note A, C & E
Pachulski, Stang, Ziehl, Young & Jones LLP	General bankruptcy counsel	$226,959	Note A & D
Miller, Herbers, Lehmann & Assoc.	Legal fees	$218,148	Note A
Davis, Fox & Berke	Legal fees—Hanover lawsuit	$8,122	Note A & B
Edward Shoop	Actuarial counseling fees	$148,354	Note A

Note A—Amount includes 20% hold back on professional fees sanctioned by the Bankruptcy Court.

Note B—Amount represents fees & expense through November 30, 2001.

Note C—SNIG has a retainer with Riordan & McKinzie. $500,000 of the retainer was returned to SNTL Corp. on March 15, 2002, therefore the retainer balance as of 4/30/02 is $48,422.57.

Note D—Amount represents fees & expenses through December 31, 2001.

Note E—Amount represents fees & expenses through March 31, 2002.

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SNTL, SNTLHC, SNIA and SNIS Schedule of Operations One Month ended April 30, 2002 [Bankruptcy filed April 26, 2000] [unaudited]